UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2007

EVERGREEN ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 500
Denver, Colorado	80206
(Address of principal executive offices)	(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02.  Results of Operations and Financial Condition

On March 1, 2007 Evergreen Energy Inc. issued a press release announcing its financial results for the year ended December 31, 2006.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 5.  Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company announced that as part of its strategy to ensure Evergreen Energy has a voice in our national energy debate, effective February 28, 2007, Robert I. Hanfling became Chairman of the Board of NextGen Energy Council, whose Board includes public and private sector energy leaders working to improve the efficiency and environmental performance of all advanced coal technologies and processes. So that Mr. Hanfling may devote more time to this critical function, he will remain with Evergreen Energy as a senior vice president.  Mark S. Sexton, the Company’s Chief Executive Officer and Chairman of the Board, in addition to his current responsibilities, will assume the role of President. Information concerning the business experience of the above described executive officers, related party information and a description of the existing employment agreements, is included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 11, 2006, and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release of Evergreen Energy Inc. dated March 1, 2007 reporting Evergreen Energy’s financial results for the year ended December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: March 1, 2007	By:	/s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

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Evergreen Energy Inc.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release of Evergreen Energy Inc. dated March 1, 2007 reporting financial results for the year ended December 31, 2006.